Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO RESEARCH COLLABORATION AND EXCLUSIVE LICENSE AGREEMENT

This First Amendment (the “Amendment”) to that certain Research Collaboration and Exclusive License Agreement entered into as of April 2, 2018 (the “Agreement”) by and between Sigilon Therapeutics, Inc. (“Sigilon”), a Delaware corporation having a place of business at 100 Binney Street, Suite 600, Cambridge, MA 02142, and Eli Lilly and Company, an Indiana corporation having a place of business at Lilly Corporate Center, Indianapolis, Indiana 46285 (“Lilly”), is made effective as of May 5, 2022 (the “Amendment Effective Date”).  Each of Sigilon and Lilly is sometimes referred to individually herein as a “Party” and collectively as the “Parties”.  Capitalized terms used herein, but not otherwise defined, shall have the meanings given to them in the Agreement.

RECITALS

WHEREAS, Sigilon and Lilly entered into the Agreement, pursuant to which the Parties have agreed to collaborate in the development of products that are intended for use in the treatment or prevention of diabetes;

WHEREAS, the Parties now desire to amend the Agreement to allow for the utilization of Lilly’s expertise in Research Activities for the initial Licensed Product prior to the Research Completion Date; and

WHEREAS, Section 15.6 of the Agreement requires that any amendment of the Agreement be in writing expressly and stated for such purpose.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.	Lilly Research Plan Activities. Section 3.6.1 of the Agreement is hereby deleted in its entirety and replaced with this following:

“3.6.1Prior to the Research Completion Date.

(a)  Subject to Sections 3.6.1(b) and 3.6.3, if the Disputed Matter occurs prior to the Research Completion Date for the first Licensed Product (including proposed amendments to the Research Plan), and involves Sigilon Research Activities, then the Executive Officer of Sigilon shall have the right to make the final decision on such Disputed Matter, but shall only exercise such right in good faith after full consideration of the positions of both Parties.

Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

(b)  Subject to Section 3.6.3, if the Disputed Matter occurs prior to the Research Completion Date for the initial Licensed Product and involves Lilly Research Plan Activities (including identifying and confirming discrete activities to become Lilly Research Plan Activities), then the Executive Officer of Lilly shall have the right to make the final decision on such Disputed Matter, but shall only exercise such right in good faith after full consideration of the positions of both Parties with respect to such Disputed Matter.”

2.	Joint Decisions. Section 3.6.3 of the Agreement is hereby deleted in its entirety and replaced with this following:

“3.6.3Certain Disputed Matters.  If the Disputed Matter involves (a) an amendment to the [****], (b) [****], (c) [****], (d) establishing a new committee or working group, or (e) any matter that is before the JSC that is not subject to either Section 3.6.1 or 3.6.3 (including approving any amendment to the Research Plan, other than with respect to defining Lilly Research Plan Activities), then, in each case of (a) through (e), inclusive, [****] shall have the final decision making authority, and no such proposed amendment shall be adopted unless and until the Parties mutually agree to such amendment; provided, that if the Executive Officers cannot reach agreement within [****] days of such Disputed Matter being referred to them than either Party can refer such Disputed Matter for resolution in accordance with Section 15.1.

3.	Sigilon Responsibilities. The first sentence of Section 4.1.2(a) of the Agreement is hereby deleted in its entirety and replaced with this following:

“Subject to Section 4.1.2(c), Sigilon will be responsible for [****] research activities and the day to day execution and decision making regarding the Research Plan up to IND Filing Readiness (the “Sigilon Research Activities” and the date of completion of all such activities and any Lilly Research Plan Activities, the “Research Completion Date”).”

4.	Lilly Research Plan Activities. Section 4.1.2(c) of the Agreement is hereby deleted in its entirety and replaced with this following:

“Prior to the Research Completion Date, Lilly will have the right, upon written notice to Sigilon, to take over Sigilon Research Activities, in whole or in part; provided, that, if Lilly takes over such activities, then Lilly shall conduct such activities at Lilly’s own cost and expense pursuant to the requirements of Section 4.1.2(b) and Lilly shall have the day to day execution and decision making regarding such activities as Lilly is taking over; provided, further that, if Lilly takes over all Sigilon Research Activities, then Lilly shall conduct such activities [****].  For clarity, Lilly may take over activities under this Section 4.1.2(c) at one time or at different times.  Notwithstanding Lilly taking over such activities, Lilly shall remain responsible for all milestones and royalties with respect to Licensed Products as provided for in this Agreement.  Any such portion(s) so taken over shall be

Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

deemed to be “Lilly Research Plan Activities” and the Parties shall promptly update the Research Plan in accordance with Section 4.1.1 to reflect the reallocation of responsibilities and submit such update to the JRC for review and approval.”

5.	Joint Decisions. The first sentence of Section 4.1.2(d) of the Agreement is hereby deleted in its entirety and replaced with this following:

“Following IND Filing Readiness, and provided Lilly has not invoked its rights under Section 4.1.2(c) to take over all of the Sigilon Research Activities, Sigilon shall assemble and prepare the IND filing package (unless Lilly has invoked its right to take over such activities previously), with input from, and in a form consistent with that used by Lilly (“IND Filing Package”) and during such process will make available to Lilly all results, data, and information from the Sigilon Research Activities existing as of such time and that have not been previously provided to Lilly.”

6.	Lilly Responsibilities. The first sentence of Section 4.1.3(a) of the Agreement is hereby deleted in its entirety and replaced with this following:

“Subject to Sections 4.1.2(a), 4.1.2(c) and 5.6, after IND Filing Readiness, Lilly will be responsible for all further Development activities for the initial Licensed Product, including filing of the IND for such initial Licensed Product; and will also be responsible for all research and Development activities with respect to any second or subsequent Licensed Products (collectively, including Lilly Research Plan Activities, the “Lilly Research Activities”).”

7.	Cost of Cell Line Agreements. Section 7.1.1(d) of the Agreement is hereby amended by adding the following language after the last sentence of 7.1.1(d):

“Notwithstanding the foregoing, Lilly shall be responsible for the costs incurred in connection with any Cell Line Agreement upon the assignment of any such contractual arrangements to Lilly.”

8.	Pre-IND Supply. The first sentence of Section 7.2 of the Agreement is hereby deleted in its entirety and replaced with this following:

“Subject to Sections 4.1.2(a) and 4.1.2(c), prior to the Research Completion Date for the first Licensed Product, Sigilon will be responsible for supplying itself with sufficient quantities of Licensed Product (including [****]) for the conduct of the Sigilon Research Activities.”

9.	Full Force and Effect. Except as expressly stated in this Amendment, the Agreement shall remain unchanged and in full force and effect. Upon execution, this Amendment shall be made a part of the Agreement and shall be incorporated by reference therein.

Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

10.	General.

a.	Headings. Section and subsection headings are inserted for convenience of reference only and do not form a part of this Amendment.
b.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (U.S.A.), without regard to the application of principles of conflicts of law.
c.Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and both of which, together, shall constitute a single agreement. Each Party may execute this Amendment by facsimile transmission or PDF sent by electronic mail. In addition, facsimile or PDF signatures of authorized signatories of any Party will be deemed to be original signatures and will be valid and binding, and delivery of a facsimile or PDF signature by any Party will constitute due execution and delivery of this Amendment.

[SIGNATURE PAGE FOLLOWS]

Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

SIGILON THERAPEUTICS, INC.	ELI LILLY AND COMPANY

By: /s/ Rogerio Vivaldi Coelho	By: /s/ Ruth E. Gimeno
Print Name: Rogerio Vivaldi Coelho	Print Name: Ruth E. Gimeno
Title: President, CEO	Title: Vice President, Diabetes Research
Date: May 5, 2022	Date: May 5, 2022